CONSTRUCTION LOAN AGREEMENT

         THIS CONSTRUCTION LOAN AGREEMENT, dated October 4, 1994, is made by and between Bennett Funding International, Ltd. ("Lender"), whose address is Two Clinton Square, Syracuse, New York, 13202, and VCA South Bend Incorporated ("Borrower"), whose address is 2777 E. Camelback Road, Phoenix, Arizona 85016, in respect of a loan in the principal sum of Five Million Dollars ($5,000,000.00) ("Loan Agreement"), for the project known as Varsity Clubs:
Notre Dame ("Project").

                            ARTICLE I - DEFINITIONS

         For purposes of this Loan Agreement, the following terms shall have the respective meanings assigned to them.

         1.1 Advance. The term "Advance" shall mean a disbursement by Lender of any of the proceeds of the Loan and/or the Borrower's Deposit.

         1.2 Affidavit of Borrower. The term "Affidavit of Borrower" shall mean a sworn affidavit of Borrower (and such other parties as Lender may require) to the effect that all statements, invoices, bills, and other expenses incident to the acquisition of the Property and the construction of the Improvements incurred to a specified date, whether or not specified in the Approved Budget, have been paid in full, except for (a) amounts retained pursuant to the Construction Contract, and (b) items to be paid from the proceeds of an Advance then being requested or in another manner satisfactory to Lender.

         1.3 Application for Advance. The term "Application for Advance" shall mean a written application on an AIA and other forms as set forth in Schedule 1.3, by Borrower (and such other parties as Lender may require) to Lender specifying by name, current address, and amount all parties to whom Borrower is obligated for labor, materials, or services supplied for the construction of the Improvements and all other expenses incident to the Loan, the Property, and the construction of the Improvements, whether or not specified in the Approved Budget, requesting an Advance for the payment of such items, containing, if requested by Lender, an Affidavit of Borrower, accompanied by such schedules, affidavits, releases, waivers, statements, invoices, bills, and other documents as Lender and Title Company may reasonably request.

         1.4 Approved Budget. The Approved Budget is attached hereto as Schedule
1.4 and incorporated herein by reference.

         1.5 Architect.  The term "Architect"  shall mean the Architect named on
Schedule 1.5 attached hereto and incorporated herein by reference.

         1.6 Architectural Contract. The term "Architectural Contract" shall mean all written agreements between Borrower and Architect for architectural services pertaining to construction of the Improvements.

         1.7 Borrower. The term "Borrower" shall mean all parties named Borrower in the first paragraph of this Loan Agreement.

         1.8 Borrower's Deposit. The term "Borrower's Deposit" shall mean such cash sums as Lender may deem necessary, from time to time until the Loan is paid in full, in addition to the Loan, for the payment of the costs of labor, materials, and services required for the construction of the Improvements, other costs and expenses specified in the Approved Budget, and other costs and expenses required to be paid in connection with the construction of the Improvements in accordance with the Plans, any Governmental Requirements, and the requirements of any lessee, if applicable.

         1.9 Code. The term "Code" shall mean the Uniform Commercial Code as in force in the state in which the Property is located.

         1.10 Completion Date. The term "Completion Date" shall mean the date set forth on Schedule 1.5 attached hereto.

         1.11 Construction Contract. The term "Construction Contract" shall mean all construction contracts executed by Borrower for the construction of the Improvements, including, without limitation, contracts between Borrower and Contractor.

         1.12 Contractor. The term "Contractor" shall mean the contractors, whether one or more, named in Schedule 1.5 attached hereto.

         1.13 Cure of Default.  If  Borrower  shall fail (i) for a period of ten
(10) days after written notice to Borrower to observe or perform any of the covenants or conditions to be performed under the terms of this Loan Agreement concerning the payment of indebtedness; or (ii) for a period of thirty (30) days after written notice to Borrower to observe or perform any non-monetary covenant or condition, (provided, however, that if any such failure concerning a non-monetary covenant or condition is reasonably susceptible of cure but not within said thirty (30) day period, then no Event of Default shall be deemed to exist hereunder so long as Borrower commences such cure within said thirty (30) day period and diligently and in good faith pursues such cure to completion within one hundred eighty (180) days of said written notice from Lender to Borrower) then Lender shall have the right without further notice to pursue its remedies hereunder.

         1.14 Debtor Relief Laws. The term "Debtor Relief Laws" shall mean any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization, or similar laws affecting the rights or remedies of creditors generally, as in effect from time to time.

         1.15 Event of Default. The term "Event of Default" shall mean the occurrence of any one of the following:

         (a) Any indebtedness evidenced, governed or secured by any of the Loan Instruments is not paid when due, whether by acceleration or otherwise.

         (b)      Any  covenant  in  this  Agreement  or any of the  other  Loan
                  Instruments  is  not  fully  and  timely  performed,   or  the
                  occurrence of any default or event of default thereunder.

         (c) Any statement, representation or warranty in the Loan Instruments, any Financial Statements or any other writing delivered to Lender in connection with the Loan is false, misleading or erroneous in any material respect.

         (d) Once construction has begun, ie: the foundation has been poured, the cessation of the construction of the Improvements for more than thirty (30) days without the written consent of Lender.

         (e) Failure of the construction of the Improvements for or any materials for which an Advance has been requested to comply with the Plans, any Governmental Requirements, or the requirements of any lessee, if applicable.

         (f) Failure of Borrower to satisfy any condition specified herein as precedent to the obligation of Lender to make an Advance after an Application for Advance has been submitted by Borrower to Lender.

         (g) Construction of the Improvements is not completed on the Completion Date, or within a reasonable time thereafter.

         (h)      The Borrower or owner of the Property:

                  (1) does not pay its debts as they become due or admits in writing its inability to pay its debts or makes a general assignment for the benefit of creditors; or

                  (2) commences any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any Debtor Relief Laws; or

                  (3) in any involuntary case, proceeding or other action commenced against it which seeks to have an order for relief entered against it, as debtor, or seeks reorganization, arrangement, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, (i) fails to obtain a dismissal of such case, proceeding or other action within sixty
                           (60) days of its commencement, or (ii) converts the case from one chapter of the Federal Bankruptcy Code to another chapter, or (iii) is the subject of an order for relief; or

                  (4) conceals, removes, or permits to be concealed or removed, any part of its property, with intent to hinder, delay or defraud any or all of its creditors, or makes or suffers a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or makes any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or suffers or permits, while insolvent, any creditor to obtain a lien upon any of its property through legal proceedings which is not vacated within sixty (60) days from the date thereof; or

                  (5) has a trustee, receiver, custodian or other similar official appointed for or take possession of all or any part of the Property or any other of its property or has any court take jurisdiction of any other of its property which continues for a period of sixty
                           (60) days except where a shorter period is specified in the immediately following subparagraph (6); or

                  (6)      fails to have  discharged  within a period  of thirty
                           (30) days any attachment, sequestration, or similar writ levied upon any property of such owner; or

                  (7) fails to pay immediately any final money judgment, after appeal, in the amount of $10,000.00 or greater.

         (i) Title to all or any part of the Property (other than obsolete or worn personal property replaced by adequate substitutes of equal or greater value than the replaced items when new) shall become vested in any party other than the granting party named in the Mortgage, whether by operation of law or otherwise, with the following three exceptions; 1) any property VCA leases at the Project, eg: T.V.'s and personal Computers; 2) to the extent releases have been recorded for those Interval Units sold, and; 3) the interest to be held by VCA South Bend Chapter, a Arizona non-profit corporation.

         1.16 Guaranty. The term "Guaranty" shall mean the Guaranty and Subordination Agreement executed by Guarantor of the Borrower to the Lender.

         1.17 Guarantor. The term "Guarantor" shall mean such individuals who Guaranty the payment and performance of Borrower to Lender and who have also executed a Guaranty and Subordination Agreement.

         1.18 Improvements. The term "Improvements" shall mean the Improvements identified on Schedule 1.5 attached hereto.

         1.19 Inspecting Architects/Engineers. The term "Inspecting Architects/Engineers" shall mean such employees, representatives and agents of Lender or third parties, who may, from time to time, conduct inspections of the Property or offer other services related thereto.

         1.20     Insurance Policies.  The term "Insurance Policies" shall mean:

         (a) All-risk builder's risk insurance during the construction of the Improvements, in an amount equal to 100% of the replacement cost of the Improvements, providing all-risk coverage on the Improvements and materials stored on the Property and elsewhere, and including the perils of collapse, water damage and, if requested by Lender, flood, business interruption and other risks;

         (b) All-risk insurance on the Property until the Loan is paid in full, as determined by Lender, in the amount of at least 100% of the replacement cost of such Improvements or in such additional amounts as Lender may require, providing all-risk coverage on the Improvements, and, if requested by Lender, to include the perils of flood, business interruption and other risks;

         (c) Comprehensive General Liability Insurance for owners and contractors, including blanket contractual liability, products and completed operations, personal injury (including employees), independent contractors, explosion, collapse and underground hazards for not less than $2,000,000 arising out of any one occurrence or in any increased amount required by Lender;

         (d) Comprehensive Automobile Liability Insurance for contractors for not less than $500,000 for bodily injury and $100,000 for property damage arising out of any one occurrence or in any increased amount required by Lender;

         (e) Workers' Compensation Insurance for contractors for statutory limits; and

         (f)      Such other  insurance as Lender may  reasonably  require.

         All Insurance Policies shall be issued on forms and by companies satisfactory to Lender and shall be delivered to Lender. All-risk Insurance Policies shall have loss made payable to Lender as mortgagee together with the standard mortgagee clause if such is required in Indiana in the form set forth on Schedule 1.5 attached hereto. Comprehensive General Liability, Comprehensive Automobile Liability and Workers' Compensation coverages shall have a provision giving Lender thirty (30) days' prior notice of cancellation or material change of the coverage.

         1.21 Interval Release Fee. The term "Interval Release Fee" shall mean mandatory payments from Borrower to Lender through Borrower's sale of interval units at the Property such payments to be applied to the Construction Promissory Note, upon payment of which Lender shall contemporaneously release the interval unit from the Mortgage providing Borrower has forwarded the necessary release to Lender for execution. The sale of interval units may be by (i) direct cash payment to Borrower, (ii) installment purchase financed by Lender, or (iii) installment purchase financed by Borrower.

         1.22 Lender. The term "Lender" shall mean the Lender named in the first paragraph of this Loan Agreement.

         1.23 Loan. The term"Loan" shall mean the Loan by Lender to Borrower, in an amount set forth in the introductory paragraph on page one (1) of this Loan Agreement, not to exceed, in the aggregate, the payment of the costs of labor, materials, and services supplied for the construction of the Improvements and all other expenses incident to the acquisition and the construction of the Property, all as specified in the Approved Budget.

         1.24 Loan Instruments. The term "Loan Instruments" shall mean this Loan Agreement, the Mortgage, the Note, the Guaranty, the Financing Statements, and such other instruments evidencing, securing, or pertaining to the Loan as shall, from time to time, be executed and delivered by Borrower, Guarantor, or any other party to Lender pursuant to this Loan Agreement, including, without limitation, each Affidavit of Borrower, each Application for Advance, and the Approved Budget.

         1.25 Mortgage. The term "Mortgage" shall mean the Mortgage and Security Agreement securing the payment of the Note and the payment and performance of all obligations specified in the Mortgage and this Loan Agreement, and evidencing a valid and enforceable lien on, and direct assignment of, the Property.

         1.26 Note. The term "Note" shall mean the Construction Promissory Note from Borrower to Lender dated of even date herewith in the amount of and evidencing the Loan.

         1.27 Plans. The term "Plans" shall mean the final working drawings and specifications as amended from time to time for the construction of the Improvements.

         1.28  Property.  The term  "Property"  shall mean the land described in
Schedule 1.28 attached hereto and incorporated herein by reference, together with the Improvements and all other property constituting the "Mortgaged Property," as described in the Mortgage, and the collateral described in the Security Agreement.

         1.29 Security Agreement. The term "Security Agreement" shall mean a Security Agreement granting to Lender a security interest in collateral for the Loan and shall be set forth in the Mortgage.

         1.30 Survey. The term "Survey" shall mean a current certified survey of the Property and/or a recorded plat or map of the Property, as required by Lender, which such plat or map shall be approved and accepted by all Governmental Authorities having jurisdiction of the Property.

         1.31 Title Company. The term "Title Company" shall mean the Title Company named on Schedule 1.5 attached hereto.

         1.32 Title Insurance. The term "Title Insurance" shall mean a title insurance commitment, binder, or policy, as Lender may require, in the amount of the Loan, insuring or committing to insure that the Mortgage constitutes a valid lien covering the Property having the priority required by Lender and subject only to those exceptions and encumbrances which lender may approve, issued by the Title Company.

                        ARTICLE 2 - ADVANCES OF THE LOAN

         2.1 Commitment of Lender. Subject to the conditions hereof, and provided that an Event of Default has not occurred, Lender will make Advances to Borrower in accordance with this Loan Agreement. Lender represents that it has or will have at the time of the Advance sufficient funds to provide Borrower with each Advance required hereunder.

         2.2 Interest on the Loan. Interest on the Loan, at the rate or rates specified in the Note, shall be computed on the unpaid principal balance which exists from time to time and shall be computed with respect to each Advance only from the date of such Advance (as to the portion of each Advance not constituting a portion of Borrower's Deposit).

         2.3 Advances. After the initial Advance, Advances for the payment of costs of labor, materials, and services supplied for the construction of the Improvements and the other items shown in the Approved Budget shall be made by Lender as specified on Schedule 1.5 attached hereto, upon compliance by Borrower with this Loan Agreement, after actual commencement of construction of the Improvements. From time to time, Borrower shall submit an Application for Advance to Lender requesting an Advance for the payment of costs of labor, materials, and services supplied for the construction of the Improvements or for the payment of other costs and expenses incident to the Loan, the acquisition of the Property, or the construction of the Improvements, and specified in the Approved Budget. Lender may require an inspection of and acceptable report on the Improvements by the Inspecting Architects/Engineers prior to making any Advance. Advances for payment of costs of construction of the Improvements and the other items shown in the Approved Budget shall be limited to the amounts shown in the Approved Budget and not exceed the aggregate of (a) the costs of labor, materials, and services incorporated into the Improvements in a manner acceptable to Lender, plus (b) if approved by Lender, the purchase price of all uninstalled materials to be utilized in the construction of the Improvements stored on the Property or elsewhere with the written consent of, and in a manner acceptable to, Lender, less (c) retainage, if any, as set forth on Schedule 1.5 attached hereto, and less (d) all prior Advances for payment of costs of labor, materials, and services for the construction of the Improvements. Each Application for Advance shall be submitted by Borrower to Lender a reasonable time (but not less than seven (7) business days) prior to the date on which an Advance is desired by Borrower. The final Advance will not be made until the Lender has received the following (1) a completion certificate from the Inspecting Architects/Engineers, (2) evidence that all Governmental Requirements have been satisfied, including but not limited to, delivery to Lender of Certificates of Occupancy if issued by municipality, permitting the Improvements to be legally occupied, (3) evidence that no mechanic's or materialman's lien or other encumbrance has been filed and remains in effect against the Property, (4) final lien releases or waivers by Architect, Contractor, and all subcontractors, materialmen, and other parties who have supplied labor, materials, or services for the construction of the Improvements, or who otherwise might be entitled to claim a contractual, statutory, or constitutional lien against the Property, and
(5) if available under local rules, the Title Insurance shall be endorsed and extended to acknowledge completion of construction of the Improvements without any encroachment and in compliance with all applicable matters of public record and Governmental Requirements, with no additional exception objectionable to Lender.

         2.4 Conditions to the First Advance. As a condition precedent to the initial Advance hereunder, Borrower must execute and deliver to, procure for and deposit with, and pay to Lender and, if appropriate, record in the proper records with all filing and recording fees paid the documents, certificates, and other items that are noted by (x) described in Schedule 2.4 attached hereto and incorporated herein by reference, together with such other documents, instruments, and certificates as Lender or Title Company may reasonably require.

         2.5 Conditions to Subsequent Advances. As a condition precedent to each Advance other than the initial Advance, in addition to all other requirements herein, Borrower must satisfy the following requirements and, if required by Lender, deliver to Lender evidence of such satisfaction:

         (a) All conditions precedent to the initial Advance shall have been satisfied;

         (b) There shall then exist no Event of Default which remains uncured beyond any grace period;

         (c) The representations and warranties made in this Loan Agreement shall be true and correct on and as of the date of each Advance, with the same effect as if made on that date;

         (d) Borrower will procure and deliver to Lender, if required by Lender, releases or waivers of mechanics' liens and receipted bills showing payment of all parties who have furnished materials or services or performed labor of any kind in connection with the construction of any of the Improvements; and

         (e) The Title Insurance Policy provided for at the closing of this Contract shall remain in effect and at the written request of Lender, a search shall be conducted to insure no exception which might otherwise be objectionable to Lender has been recorded.

         2.6 Reallocation of Approved Budget. Borrower may not reallocate items of cost or change the Approved Budget without the prior written consent of Lender which consent shall be not unreasonably withheld.

         2.7 No Waiver. No Advance shall constitute a waiver of any condition precedent to the obligation of Lender to make any further Advance or preclude Lender from thereafter declaring the failure of Borrower to satisfy such condition precedent to be an Event of Default.

         2.8 Conditions Precedent for the Benefit of Lender. All conditions precedent to the obligation of Lender to make any Advance are imposed hereby solely for the benefit of Lender, and no other party may require satisfaction of any such condition precedent or be entitled to assume that Lender will refuse to make any Advance in the absence of strict compliance with such conditions precedent. All requirements of this Loan Agreement may be waived by Lender, in whole or in part, at any time.

                   ARTICLE 3 - REPRESENTATIONS AND WARRANTIES
                                  OF BORROWER

         Borrower hereby represents and warrants as follows:

         3.1 Financial Statements. The Financial Statements are true, correct, and complete as of the dates specified therein and fully and accurately present the financial condition of Borrower and, if required, of Guarantor (who are set forth on page 30 of this Loan Agreement and shall Guaranty the Borrower's payment and performance hereunder) as of the dates specified. No material adverse change has occurred in the financial condition of Borrower or Guarantor since the dates of the Financial Statements.

         3.2 Suits, Actions, Etc.. There are no material actions, suits, or proceedings pending or, to the knowledge of Borrower, threatened, in any court or before or by any Governmental Authority against or affecting Borrower, Guarantor, or the Property, or involving the validity, enforceability, or priority of any of the Loan Instruments, at law or in equity. The consummation of the transactions contemplated hereby, and the performance of any of the terms and conditions hereof and of the other Loan Instruments, will not result in a breach of, or constitute a default in, any mortgage, deed of trust, lease, promissory note, loan agreement, credit agreement, partnership agreement, or other agreement to which Borrower or Guarantor is a party or by which Borrower or Guarantor may be bound or affected. Neither Borrower nor any Guarantor is in default of any order of any court or any requirement of any Governmental Authority.

         3.3 Valid and Binding Obligation. All of the Loan Instruments, and all other documents referred to herein to which Borrower or Guarantor is a party, upon execution and delivery will constitute valid and binding obligations of Borrower and Guarantor, enforceable in accordance with their terms except as limited by Debtor Relief Laws.

         3.4 Title to the Property. Borrower holds full legal and equitable title to the Property, subject only to title exceptions set forth in the Title Insurance.

         3.5 Commencement of Construction. Other than as described in Schedule 3.5, and except for the clearing and grading of the property associated with the Project, prior to the recordation of the Mortgage, no work of any kind (including the destruction or removal of any existing improvements, site work, draining, or fencing of the Property) shall have commenced or shall have been performed on the Property, no equipment or material shall have been delivered to or upon the Property for any purpose whatsoever, and no contract (or memorandum or affidavit thereof) for the supplying of labor, materials, or services for the construction of the Improvements shall have been recorded in the mechanic's lien or other appropriate records in the county where the Property is located.

         3.6 Disclosure. There is no fact of which Borrower is aware that Borrower has not disclosed to Lender in writing that could materially adversely affect the property, business or financial condition of Borrower, Guarantor or the Property.

         3.7 System  Compliance.  The storm and  sanitary  sewer  system,  water system,  all  mechanical  systems  of  the  Property  and  other  parts  of  the
Improvements do (or when constructed will) comply with all applicable environmental, pollution control and ecological laws, ordinances, rules and regulations, and all Governmental Authorities having jurisdiction of the Property have issued or to the best of Borrower's knowledge will issue all necessary permits, licenses or other authorizations for the construction of the Improvements (specifically including the named systems).

         3.8 Submittals. The Loan Instruments and all Financial Statements, Plans, budgets, schedules, opinions, certificates, confirmations, Contractor's statements, applications, rent rolls, affidavits, agreements, Construction Contract, Architectural Contract and other materials submitted to the Lender in connection with or in furtherance of the Loan Instruments by or on behalf of the Borrower or any Guarantor fully and fairly state the matters with which they purport to deal, and neither misstate any material fact, nor, separately or in the aggregate, fail to state any material fact necessary to make the statements made not misleading.

         3.9 Utility Availability. Subject only to payment of fees to be paid from the Approved Budget, all utility and municipal services required for the construction, occupancy and operation of the Improvements, including, but not limited to, water supply, storm and sanitary sewer systems, electric and telephone facilities, are available for use and tap-on at the boundaries of the Property and will be available in sufficient amounts for the normal and intended use of the Improvements, and written permission has been or will be obtained from the applicable utility companies or municipalities to connect the Improvements into each of said services.

         3.10 Inducement to Lender. The representations and warranties contained in the Loan Instruments are made by Borrower as an inducement to Lender to make the Loan and Borrower understands that Lender is relying on such representations and warranties and that such representations and warranties shall survive any
(a) bankruptcy proceedings involving Borrower, Guarantor or the Property, or (b) foreclosure of the Mortgage or (c) conveyance of title to the Property to the Lender in lieu of foreclosure of the Mortgage. Acceptance of each Advance constitutes reaffirmation, as of the date of such acceptance, of the representations and warranties of Borrower in the Loan Instruments, on which Lender shall rely in making such Advance.

                      ARTICLE 4 - COVENANTS AND AGREEMENTS
                                  OF BORROWER

         Borrower hereby covenants and agrees as follows:

         4.1 Compliance With Governmental Requirements. Borrower shall timely comply with all Governmental Requirements and deliver to Lender evidence thereof. Borrower assumes full responsibility for the compliance of the Plans and the Property with all Governmental Requirements and with sound building and engineering practices, and, notwithstanding any approvals by Lender, Lender shall have no obligation or responsibility whatsoever for the Plans or any other matter incident to the Property or the construction of the Improvements. Immediately upon Borrower's receipt of any notice from a Governmental Authority of noncompliance with any Governmental Requirements, Borrower shall provide Lender with written notice thereof.

         4.2 Construction of the Improvements. Borrower shall commence, with the pouring of the foundation, construction of the Improvements within a commercially reasonable time and the construction of the Improvements shall be executed with diligence and continuity, in a good and workmanlike manner, and in accordance with sound building and engineering practices, all applicable Governmental Requirements, the Plans, and the requirements of any lessee, if applicable. Other than Acts of God, Borrower shall not permit cessation of work for a period in excess of thirty (30) days without the prior written consent of Lender and shall complete construction of the Improvements on or before the Completion Date, free and clear of all liens (except those as to which Borrower has furnished a bond or other security acceptable to Lender and otherwise complied with the requirements of Section 4.20).

         4.3 Correction of Defects. Borrower shall correct or cause to be corrected (a) any material defect in the Improvements, (b) any material departure in the construction of the Improvements from the Plans, Governmental Requirements, or the requirements of any lessee, if applicable, or (c) any encroachment by any part of the Improvements, or any structure located on the
Property, on any easement, property line, or restricted area, or any encroachment by any such structure on any building line.

         4.4 Storage of Materials. Borrower shall cause all materials supplied for, or intended to be utilized in, the construction of the Improvements, but not affixed to or incorporated into the Improvements or the Property, to be stored on the Property or at such other location as may be approved by Lender in writing, with adequate safeguards, as required by Lender, to prevent loss, theft, damage, or commingling with other materials or projects.

         4.5 Inspection of the Property. Borrower shall permit Lender, any Governmental Authority, and their agents and representatives, to enter upon the Property and any location where materials intended to be utilized in the construction of the Improvements are stored, for the purpose of inspection of the Property and such materials at all reasonable times.

         4.6 Notices by Governmental Authority, Casualty, Condemnation. Borrower shall timely comply with and promptly furnish to Lender true and complete copies of any notice or claim by any Governmental Authority pertaining to the Property. Borrower shall promptly notify Lender of any fire or other casualty or any notice of taking or eminent domain action or proceeding affecting the Property, or the threat of any such action or proceeding of which Borrower becomes aware.

         4.7 Special Account. Borrower shall maintain a special account into which all Advances (but no other funds), and excluding direct disbursements made by Lender pursuant to Section 4.10 hereof, shall be deposited by Borrower, and against which checks shall be drawn only for the payment of (a) costs of labor, materials, and services supplied for the construction of the Improvements specified in the Approved Budget, and (b) other costs and expenses incident to the Loan, the Property, and the construction of the Improvements specified in the Approved budget.

         4.8 Application of Advances. Borrower shall disburse all Advances for payment of costs and expenses specified in the Approved Budget, and for no other purpose.

         4.9 Borrower's Deposit. If Lender reasonably determines at any time that the unadvanced portion of the Loan will be insufficient for payment in full of (a) costs of labor, materials, and services required for the construction of the Improvements, (b) other costs and expenses specified in the Approved Budget,
(c) interest from time to time owing or to become owing on the Loan, and (d) other costs and expenses required to be paid in connection with the construction of the Improvements in accordance with the Plans, any Governmental Requirements, or the requirements of any lessee, if applicable, then Borrower shall, on request of Lender, make the Borrower's Deposit with Lender in an interest bearing account. Lender may advance all or a portion of the Borrower's Deposit prior to any portion of the Loan proceeds. Borrower shall promptly notify Lender in writing if and when the cost of the construction of the Improvements exceeds, or appears likely to exceed, the amount of the unadvanced portion of the Loan and the unadvanced portion of the Borrower's Deposit.

         4.10 Direct Disbursement and Application by Lender. In the event of default hereunder, Lender shall have the right, but not the obligation, to disburse and directly apply the proceeds of any Advance to the satisfaction of any of Borrower's obligations hereunder or under any of the other Loan Instruments. Any Advance by Lender for such purpose, except Borrower's Deposit, shall be part of the Loan and shall be secured by the Loan Instruments. Borrower hereby authorizes Lender to hold, use, disburse, and apply the Loan and the Borrower's Deposit for payment of costs of construction of the Improvements, expenses incident to the Loan and the Property, and the payment or performance of any obligation of Borrower hereunder or under any of the other Loan Instruments. Borrower hereby assigns and pledges the proceeds of the Loan and the Borrower's Deposit to Lender for such purposes. Lender may advance and incur such expenses as Lender deems necessary for the completion of construction of the Improvements and to preserve the Property, and any other security for the Loan, and such expenses, even though in excess of the amount of the Loan, shall be secured by the Loan Instruments and payable to Lender.

         4.11 Costs and Expenses. Borrower shall pay when due all costs and expenses required by this Loan Agreement, including, without limitation, (a) all taxes and assessments applicable to the Property, (b) all fees for filing or recording the Loan Instruments, (c) all fees lawfully due by Borrower's actions in connection with the Loan, or the Property, (d) all title insurance and title examination charges, including premiums for the Title Insurance, (e) all survey costs and expenses, including the cost of the Survey, (f) all premiums for the Insurance Policies, and (g) all other costs and expenses payable to third parties incurred by Borrower in connection with the consummation of the transactions contemplated by this Loan Agreement.

         4.12 Additional Documents. Borrower shall execute and deliver to Lender, from time to time as requested by Lender, such other documents as shall reasonably be necessary to provide the rights and remedies to Lender granted or provided for by the Loan Instruments.

         4.13 Inspection of Books and Records. Borrower shall permit Lender at all reasonable times, to examine and copy the books and records of Borrower pertaining to the Loan and the Property, and all sales and marketing records, contracts, statements, invoices, bills, and claims for labor, materials, and services supplied for the construction of the Improvements.

         4.14 No Liability of Lender. Lender shall have no liability, obligation, or responsibility whatsoever with respect to the construction of the Improvements except to advance the Loan and the Borrower's Deposit pursuant to this Loan Agreement. Lender shall not be obligated to inspect the Property or the construction of the Improvements, nor be liable or responsible for any defect in the Property or the Improvements by reason of inspecting same, nor be liable for the performance or default of Borrower, Architect, the Inspecting Architects/Engineers, Contractor, or any other party, or for any failure to construct, complete, protect, or insure the Improvements, or for the payment of costs of labor, materials, or services supplied for the construction of the Improvements, or for the performance of any obligation of Borrower whatsoever. Nothing including without limitation any Advance or acceptance of any document or instrument, shall be construed as a representation or warranty, express or implied, to any party by Lender.

         4.15 No Conditional Sale Contracts, Etc. No materials, equipment, or fixtures shall be supplied, purchased, or installed for the construction of the Improvements pursuant to security agreements, conditional sale contracts, lease agreements, or other arrangements or understandings whereby a security interest or title is retained by any party or the right is reserved or accrues to any party to remove or repossess any materials, equipment, or fixtures intended to be utilized in the construction or operation of the Improvements except for those personal property leases relative to the Project.

         4.16 Defense of Actions. Lender may (but shall not be obligated to) commence, appear in, or defend any action or proceeding purporting to affect the Loan, the Property, or the respective rights and obligations of Lender and Borrower pursuant to this Loan Agreement. Lender may (but shall not be obligated to) pay all necessary expenses, including attorneys' fees and expenses incurred in connection with such proceedings or action, which Borrower agrees to repay to Lender on demand.

         4.17 Assignment of Construction Contract. As additional security for the payment of the Loan, Borrower hereby transfers and assigns to Lender all of Borrower's rights and interest, but not its obligations, in, under, and to the Construction Contract, upon the following terms and conditions:

         (a) Borrower represents and warrants that the copy of any Construction Contract it has furnished to Lender is a true and complete copy thereof and that Borrower's interest therein is not subject to any claim, setoff, or encumbrance.

         (b) Neither this assignment nor any action by Lender shall constitute an assumption by Lender of any obligation under the Construction Contract, and Borrower shall continue to be liable for all obligations of Borrower thereunder, Borrower hereby agreeing to perform all of its obligations under the Construction Contract. Borrower indemnifies and holds Lender harmless against and from any loss, cost, liability, or expense (including, but not limited to, attorneys' fees and expenses) resulting from any failure of Borrower to so perform.

         (c) Lender shall have the right at any time (but shall have no obligation) to take in its name or in the name of Borrower such action as Lender may at any time determine to be necessary or advisable to cure any default under the Construction Contract or to protect the rights of Borrower or Lender thereunder. Lender shall incur no liability if any action so taken by it or in its behalf shall prove to be inadequate or invalid, and Borrower agrees to hold Lender free and harmless against and from any loss, cost, liability or expense (including, but not limited to, attorneys' fees and expenses) incurred in connection with any such action.

         (d) Borrower hereby irrevocably constitutes and appoints Lender as Borrower's attorney-in-fact, in Borrower's name or in Lender's name, to enforce all rights of Borrower under the Construction Contract.

         (e) Prior to an Event of Default, Borrower shall have the right to exercise its rights as Owner under the Construction Contract, provided that Borrower shall not cancel or amend the Construction Contract or do or suffer to be done any act which would impair the security constituted by this assignment without the prior written consent of Lender.

         (f) This assignment shall inure to the benefit of Lender, its successors and assigns, including any purchaser upon foreclosure of the Mortgage, any receiver in possession of the Property, and any corporation formed by or on behalf of Lender which assumes Lender's rights and obligations under this Loan Agreement.

         4.18 Assignment of Plans. As additional security for the payment of the Loan, Borrower hereby transfers and assigns to lender all of Borrower's right, title, and interest in and to the Architectural Contract and Plans and hereby represents and warrants to and agrees with Lender as follows:

         (a) The schedule of the Plans delivered to Lender is a complete and accurate description of the Plans.

         (b) The Plans are complete and adequate for the construction of the Improvements and there have been no modifications thereof except as described in such schedule. The Plans shall not be modified in any material way without the prior written consent of Lender and Permanent Lender, if any.

         (c) Lender may use the Plans for any purpose relating to the Improvements, including but not limited to inspections of construction and the completion of the Improvements.

         (d) Lender's acceptance of this assignment shall not constitute approval of the Plans by Lender. Lender has no liability or obligation whatsoever in connection with the Plans and no responsibility for the adequacy thereof or for the construction of the Improvements contemplated by the Plans. Lender has no duty to inspect the Improvements, and, if Lender should inspect the Improvements, Lender shall have no liability or obligation to Borrower arising out of such inspection. No such inspection nor any failure by Lender to make objections after any such inspection shall constitute a representation by Lender that the Improvements are in accordance with the Plans or constitute a waiver of Lender's right thereafter to insist that the Improvements be constructed in accordance with the Plans.

         (e) This assignment shall inure to the benefit of Lender, its successors and assigns, including any purchaser upon foreclosure of the mortgage, any receiver in possession of the Property, and any corporation formed by or on behalf of Lender which assumes Lender's rights and obligations under this Loan Agreement.

         4.19 Prohibition on Assignment of Borrower's Interest. Borrower shall not assign or encumber any interest of Borrower hereunder without the prior written consent of Lender.

         4.20 Payment of Claims. Borrower shall promptly pay or cause to be paid when due all costs and expenses incurred in connection with the Property and the construction of the Improvements, and Borrower shall keep the Property free and clear of any lien, charge, or claim other than the encumbrances of the Mortgage and other liens approved in writing by Lender. Notwithstanding anything to the contrary contained in this Loan Agreement, Borrower (a) may contest the validity or amount of any claim of any contractor, consultant, architect, or other person providing labor, materials, or services with respect to the Property, (b) may contest any tax or special assessments levied by any Governmental Authority, and
(c) may contest the enforcement of or compliance with any Governmental Requirements, and such contest on the part of Borrower shall not be a default hereunder and shall not release Lender from its obligations to make Advances hereunder; provided, however, that during the pendency of any such contest Borrower shall furnish to Lender and Title Company an indemnity bond with corporate surety satisfactory to Lender and Title Company or other security acceptable to them in an amount equal to the amount being contested plus a reasonable additional sum to cover possible costs, interest, and penalties, and provided further that Borrower shall pay any amount adjudged by a court of competent jurisdiction to be due, with all costs, interest, and penalties thereon, before such judgment becomes a lien on the Property.

         4.21 Restrictions and Annexation. Other than amending the, Membership Plan Borrower shall not impose any restrictive covenants, easements or other encumbrances upon the Property, execute or file any subdivision plat affecting the Property, or consent to the annexation of the Property to any city without the prior written consent of Lender.

         4.22 Advertising by Lender. Borrower agrees that, during the term of the Loan, Lender may erect and maintain on the Property one or more advertising signs indicating that the construction financing for the Property has been provided by Lender.

         4.23 Current Financial Statements. Borrower shall, (1) on or before one-hundred twenty (120) days after the end of each fiscal year of Borrower, deliver to Lender then current Financial Statements of Borrower and any Guarantors, and (2) if Borrower routinely prepares more frequent Financial Statements for interim periods, provide copies of such Financial Statements to Lender when they are prepared, and (3) from time to time, as Lender may request, deliver to Lender additional Financial Statements of Borrower and Guarantor.

         4.24 Tax Receipts. Borrower shall furnish Lender with receipts or tax statements marked "Paid" to evidence the payment of all taxes levied on the Property prior to the date such taxes become delinquent.

         4.25 Loan Participations. Borrower acknowledges and agrees that Lender may, from time to time, sell or offer to sell interests in the Loan and the Loan Instruments to one or more participants. Borrower authorizes Lender to disseminate any information it has pertaining to the Loan, including, without limitation, complete and current credit information on Borrower, any of its principals and any Guarantor, to any such participant or prospective participant in the Loan. In any event, Lender shall not assign its obligations hereunder nor shall the payment of Advances be subject to Lender obtaining Loan Participants.

         4.26 Notice of Litigation, Claims, and Financial Change. Borrower shall promptly inform Lender of (a) any litigation against Borrower or any Guarantor or affecting the Property, which, if determined adversely, might have a material adverse effect upon the financial condition of Borrower or any Guarantor or upon the Property, or might cause an Event of Default, (b) any claim or controversy which might become the subject of such litigation, and (c) any material adverse change in the financial condition of Borrower or any Guarantor. For purposes hereof, a material adverse change shall be deemed to have occurred when there has been a decline of fifteen percent (15%) or more in the tangible net worth of Borrower or and any Guarantor as shown on the Financial Statements delivered to Lender in connection with the Loan.

         4.27 No Occupancy, Contrary to Builder's Risk Policy. The Improvements shall not be occupied until Borrower has obtained and furnished to Lender a "permission to occupy" endorsement to the builder's risk insurance policy, which endorsement is satisfactory to Lender, or Borrower has obtained replacement coverage in the form of an all-risk insurance policy upon the completed Improvements, which policy will not be impaired by the occupancy of the Improvements and is satisfactory to Lender.

         4.28 Hold Harmless. Except for Lender's acts or omissions, Borrower shall defend, at its own cost and expense, and hold Lender harmless from, any proceeding or claim in any way relating to the Property or the Loan Instruments. All costs and expenses incurred by Lender in protecting its interests hereunder, including all court costs and attorney's fees and expenses, shall be borne by Borrower. The provisions of this Section shall survive the payment in full of the Loan and all other indebtedness secured by the Mortgage and the release of the Mortgage as to events occurring and causes of action arising before such payment and release.

         4.29 Cooperation with Permanent Lender. Borrower hereby covenants, promises and agrees to cooperate with the Lender to supply whatever information and to execute appropriate documents and instruments which may be required by a new Permanent Lender or its indemnitee.

                   ARTICLE 5 - RIGHTS AND REMEDIES OF LENDER

         5.1 Rights of Lender. Upon the occurrence of an Event of Default, Lender shall have the right, in addition to any other right or remedy of Lender as set forth in the Loan Instruments but not the obligation, in its own name or in the name of Borrower, to enter into possession of the Property; to perform all work necessary to complete the construction of the Improvements substantially in accordance with the Plans, Governmental Requirements, and the requirements of any lessee, if applicable; and to employ watchmen and other safeguards to protect the Property. Borrower hereby appoints Lender as the attorney-in-fact of Borrower, with full power of substitution, and in the name of Borrower, if Lender elects to do so, upon the occurrence of an Event of Default, to (a) use such sums as are necessary, including any proceeds of the Loan and the Borrower's Deposit, make such changes or corrections in the Plans, and employ such architects, engineers, and contractors as may be required for the purpose of completing the construction of the Improvements substantially in accordance with the Plans, Governmental Requirements, (b) execute all applications and certificates in the name of Borrower which may be required for completion of construction of the Improvements, (c) endorse the name of Borrower on any checks or drafts representing proceeds of the Insurance Policies, or other checks or instruments payable to Borrower with respect to the Property,
(d) do every act with respect to the construction of the Improvements which Borrower may do, and (e) prosecute or defend any action or proceeding incident to the Property. The power of attorney granted hereby is a power coupled with an interest and irrevocable. Lender shall have no obligation to undertake any of the foregoing actions, and, if Lender should do so, it shall have no liability to Borrower for the sufficiency or adequacy of any such actions taken by Lender.

         5.2 Acceleration. Upon the occurrence of an Event of Default, Lender may, at its option, declare the Loan immediately due and payable subject to Borrower's cure provision in 1.13.

         5.3 Cessation of Advances. Upon the occurrence of an Event of Default, the obligation of Lender to disburse the Loan and the Borrower's Deposit and all other obligations of Lender hereunder shall, at Lender's option, immediately terminate, subject to 1.13.

         5.4 Funds of Lender. Any funds of Lender used for any purpose referred to in this Article 5 shall constitute Advances secured by the Loan Instruments and shall bear interest at the rate specified in the Note to be applicable after default hereunder.

         5.5 No Waiver or Exhaustion. No waiver by Lender of any of its rights or remedies hereunder, in the other Loan Instruments, or otherwise, shall be considered a waiver of any other or subsequent right or remedy of Lender; no delay or omission in the exercise or enforcement by Lender of any rights or remedies shall ever be construed as a waiver of any right or remedy of Lender; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Lender.

         5.6 Marshalling Waiver. Borrower waives any and all rights to require the marshalling of assets in connection with the exercise of any of the remedies hereunder.

                    ARTICLE 6 - GENERAL TERMS AND CONDITIONS

         6.1 Notices. All notices, demands, requests, approvals and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given when presented personally or deposited in a regularly maintained mail receptacle of the United States Postal Service, postage prepaid, registered or certified, return receipt requested, addressed to Borrower or Lender, as the case may be, at the respective addresses set forth on the first page of this Loan Agreement, or such other address as Borrower or Lender may from time to time designate by written notice to the other as herein required.

         6.2 Entire Agreement and Modifications. The Loan Instruments constitute the entire understanding and agreement between the undersigned with respect to the transactions arising in connection with the Loan and supersede all prior written or oral understandings and agreements between the undersigned in connection therewith. No provision of this Loan Agreement or the other Loan Instruments may be modified, waived, terminated, supplemented, changed or amended except by a written Instrument executed by both parties hereto.

         6.3 Severability. In case any of the provisions of this Loan Agreement shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Loan Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

         6.4 Election of Remedies. Lender shall have all of the rights and remedies granted in the Loan Instruments and available at law or in equity, and these same rights and remedies shall be cumulative and may be pursued separately, successively, or concurrently against Borrower, Guarantor, or any property covered under the Loan Instruments, at the sole discretion of Lender. The exercise or failure to exercise any of the same shall not constitute a waiver or release thereof or of any other right or remedy, and the same shall be nonexclusive.

         6.5 Form and Substance. All documents, certificates, insurance policies, evidence, and other items required under this Loan Agreement to be executed and/or delivered to Lender shall be in form and substance satisfactory to Lender.

         6.6 Limitation on Interest. All agreements between Borrower and Lender, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of any indebtedness governed hereby or otherwise, shall the interest contracted for, charged or received by Lender exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Lender in excess of the maximum lawful amount, the interest payable to Lender shall be reduced to the maximum amount permitted under applicable law; and, if from any circumstance the Lender shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal of the Loan and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of the Loan such excess shall be refunded to Borrower. All interest paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal of the Loan (including the period of any renewal or extension thereof) so that interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between the Borrower and Lender.

         6.7 No Third Party Beneficiary. This Loan Agreement is for the sole benefit of Lender and Borrower and is not for the benefit of any third party.

         6.8 Borrower in Control. In no event shall Lender's rights and interests under the Loan Instruments be construed to give Lender the right to, or be deemed to indicate that Lender is in control of the business, management or properties of Borrower or has power over the daily management functions and operating decisions made by Borrower.

         6.9 Number and Gender. Whenever used herein, the singular number shall include the plural and the plural the singular, and the use of any gender shall be applicable to all genders. The duties, covenants, obligations, and warranties of Borrower in this Loan Agreement shall be joint and several obligations of Borrower and of each Borrower if more than one.

         6.10 Captions. The captions, headings, and arrangements used in this Loan Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

         6.11 Applicable Law. This Loan Agreement and the Loan Instruments shall be governed by and construed in accordance with the laws of the State of New York and the laws of the United States applicable to transactions within such state.

         6.12 Jurisdiction. In any action to enforce Lender's rights hereunder, Borrower covenants to personal jurisdiction and venue in the Supreme Court of the State of New York for the County of Onondaga.

         6.13 Attorney's Fees. In any action hereunder, the prevailing party shall be entitled to reasonable attorney's fees.

         6.14 Release Fees. Payments received by Borrower for the purchase of interval units shall be given to the Lender as set forth in the Note.

         6.15 Escrow. It is understood that certain local requirements may mandate that Borrower escrow all sales proceeds received from consumers for the Sale of Interval Units at the Property during the pendency of construction of the Improvements. In such event, the parties agree that an escrow agent ("Escrow Agent") shall hold the sales proceeds during the pendency of construction and release them as may be allowed by local law having jurisdiction over the Property as set forth in provision 1.21 above and as set forth in the Note.

                  The parties further agree that the Escrow Agent must be jointly approved by both Lender and Borrower.

         6.16 Receivables Purchase. Borrower and Lender have entered into a receivables purchase agreement ("Receivables Purchase Agreement") whereby Borrower shall offer Lender creditworthy receivables representing installment purchase obligations of consumers for interval units at the Property on a first refusal and exclusive basis. In the event that the Construction Loan is satisfied, either by the Borrower or by a new Permanent Lender, then the Receivables Purchase Agreement shall survivee the satisfaction.

         6.17 Closing Fee. At closing, the Borrower shall pay Lender the sum of $50,000.00 representing a closing fee which shall be disbursed to Lender by Borrower from the initial advance.

         IN WITNESS WHEREOF, the parties set their hands the date above first written.

VCA SOUTH BEND INCORPORATED                 BENNETT FUNDING
                                            INTERNATIONAL, LTD.

By         Joseph P. Martori                By   /S/
  -------------------------------             ---------------------------------

Title          Chairman                     Title       CEO
     ----------------------------                ------------------------------


                               GUARANTOR APPROVAL

ILX INCORPORATED

By   Joseph P. Martori
  -----------------------------
Title        Chairman
     --------------------------